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                                                                    EXHIBIT 10.8



                     PROFESSIONAL SERVICES CONTRACT NO. TBA

This Professional Services Contract (hereinafter the "Contract") entered into on the 4th day of December, 2000 by and between People Support, Inc., a Delaware corporation, with its principal place of 1100 Glendon Avenue, 14th Floor, Los Angeles, California 90024 (hereinafter referred to as "VENDOR") and Network Solutions, Inc., a Delaware corporation with its principal place of business at 505 Huntmar Park Drive, Herndon, Virginia 20170 (hereinafter referred to as "NSI") (VENDOR and NSI are each referred to herein as a "Party," and collectively as the "Parties").

WHEREAS, NSI desires to utilize the professional services of VENDOR and VENDOR desires to provide those services.

NOW, THEREFORE in consideration of the mutual covenants and obligations contained herein VENDOR and the NSI do mutually agree as follows:

1. PERFORMANCE

   The parties acknowledge that VENDOR is an independent contractor and not an employee of NSI. VENDOR, acting as an independent contractor and not as an agent, representative, or employee of NSI, shall hire, pay and provide the necessary personnel and shall otherwise do all things necessary or incident to provide professional services as more specifically outlined in the Statement of Work, which is attached hereto as Exhibit A and incorporated herein by reference. NSI assumes no liability or responsibility for VENDOR personnel. VENDOR will: (i) ensure it and its personnel are in compliance with all laws, regulations, ordinances and licensing requirements where noncompliance would have a material adverse effect on the Services provided;
   (ii) be responsible for the supervision, control, compensation, withholdings, health and safety of VENDOR personnel; (iii) ensure VENDOR personnel performing any services hereunder on NSI's premises comply with any NSI "on premises guidelines" as the same may be provided to VENDOR from time to time; and (iv) inform NSI if a former employee of NSI will be assigned work under this Contract, such assignment subject to NSI approval.

   VENDOR (and its agent(s) and/or employee(s), if any) hereto agrees and acknowledges that it is not entitled to participate in any of the benefit plans or programs that NSI now or hereafter maintains for its employees, including, but not limited to, NSI's employee stock purchase plan and stock incentive plan ("Stock Plans"). In the event that any state or federal court, or any local, state or federal government agency, division or other related government entity, shall determine that VENDOR (and its agent(s) and/or employee(s), if any) is considered an employee or common law employee of NSI, or if for any reasons VENDOR (and its agent(s) and/or employee(s), if any) were to become eligible to participate in any NSI sponsored benefit plans or programs, VENDOR (and its agent(s) and/or employee(s), if any) waives any right to participate, either retrospectively or prospectively, in NSI sponsored benefit plans or programs including, but not limited to, the Stock Plans. This waiver of any right to participate in NSI sponsored employee benefit programs represents a material component of the terms and compensation agreed to by these parties and is not in any way conditioned on any representation or assumption concerning status of VENDOR (and its agent(s) and/or employee(s), if any) with respect to



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   NSI as employee, common law employee, consultant, independent contractor or temporary employee.

2. TERM OF CONTRACT

   The term of this Contract shall commence on the date of execution of the Contract by the final party hereto and shall continue in full force and effect through the second anniversary of the first day of the month for which a minimum monthly fee is charged, unless sooner terminated as provided herein. This Contract may be extended by mutual agreement of the parties.

3. TYPE OF CONTRACT

   NSI hereby commissions VENDOR to provide live sales support and customer service to persons calling designated NSI provided telephone numbers ("Voice Support") and responses to NSI customer email inquiries ("Email Response", and together with Voice Support, the "Services") regarding NSI's commercial Internet web site, which has an entry uniform resource locator of http://www.networksolutions.com (the "NSI Web Site"). Voice Support will be available in English or Spanish Monday through Friday from 7:00 AM - Midnight EST. Voice Support services will be delivered through an "800" number established by NSI that links directly to a predefined VENDOR telephone system. Email Responses will be available Monday through Friday from 9:00 AM
   - 5:30 PM BST.

4. CONTRACT AMOUNT

   Refer to Exhibit C

5. COMPENSATION AND INVOICING

   VENDOR shall submit timely invoices not more frequently than once a month and upon NSI's acceptance of all deliverables, if applicable.

   VENDOR shall submit invoices to:
   Network Solutions, Inc.
   505 Huntmar Park Drive
   Herndon,VA 20170
   Attention: Accounts Payable

   Invoices shall reference the Contract number. TBA

6.  PAYMENTS

   Payments will be made by NSI within 30 days after receipt of a correct invoice from VENDOR. Payments to VENDOR shall be sent to the remittance address set forth on VENDOR's invoice.

        (a) Taxes. NSI will pay all federal, state, local or other taxes based on any good or service provided by VENDOR under this Agreement, other than taxes based on VENDOR's net income, including, without limitation, any collection of requisite sales or use tax for products or services sold on or through the NSI Web Site. NSI



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                will determine, implement and bear responsibility for customer return policies, customer service policies, order processing policies, collection of appropriate sales or use tax, allocation of income tax, and implementation of warranties and limitations.

7. INSURANCE

   Without prejudice to VENDOR's liability to indemnify NSI as stated in the INDEMNIFICATION provision of this Contract, VENDOR shall procure, at its expense, and maintain for the duration of the Contract, workers' compensation, employers liability, commercial general liability and business auto liability insurance policies (the "Insurance Policies") described below with financially responsible insurance companies, reasonably acceptable to NSI, with policy limits not less than those indicated below. Notwithstanding any provision contained herein, the VENDOR, and its employees, agents, representatives, consultants and lower-tier subcontractors and suppliers, are not insured by NSI, and are not covered under any policy of insurance that NSI has obtained or has in place.

   SPECIAL PROVISIONS APPLICABLE TO VENDOR'S INSURANCE COVERAGE:

   (a) Additional Insured - VENDOR, shall have the Insurance Policies, except Workers' Compensation, endorsed to name NSI as an Additional Insured with respect to the work to be performed by the VENDOR.

   (b) Waiver of Subrogation - VENDOR shall have the Insurance Policies endorsed to waive the insurer's rights of subrogation in favor of NSI.

   (c) Deductibles - Subject to the reasonable review and approval of NSI, VENDOR may arrange deductibles or self-insured retention as part of the required insurance coverage. However, it is expressly agreed that all deductibles or self-insured retention's are the sole responsibility of the VENDOR.

   (d) Adequacy of Insurance Limits - The insurance coverage limits stated below are minimum coverage requirements, not limits of liability, and shall not be construed in any way as NSI's acceptance of responsibility of the VENDOR.

   (e) Certificates of Insurance - Prior to commencement of any work under this Basic Ordering Agreement, the VENDOR shall furnish NSI with Certificates of Insurance, in a format acceptable to NSI, evidencing the insurance coverage required in this Contract and containing the following information:

       - Identify NSI as an "Additional Insured" with respect to the Insurance Policies except Workers' Compensation and employers' liability.

       - State that the Insurance Policies have been endorsed to waive subrogation in favor of NSI.

       - State that the underwriters agree to provide NSI with at least 30 days prior written notice of any cancellation or material change in the coverage.


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                                    COVERAGE

   (a) Workers' Compensation - Insurance for statutory obligations imposed by law including, where applicable, coverage under United States Longshoremen's and Harbor Workers' Act and Jones Act (if applicable, Defense Base Act for those employees working on a U.S. Military installation outside of the United States).

   (b) Employers Liability - Insurance with limits of $1,000,000 for bodily injury by accident and $1,000,000 for bodily injury by disease, including, if applicable, maritime coverage endorsement.

   (c) Commercial General Liability - (Standard ISO occurrence form) - including products and completed operations coverage, full fire legal liability and contractual liability, with a per occurrence limit of $1,000,000.

   (d) Business Auto Liability - Coverage for bodily injury and property damage liability for all owned, hired or non-owned vehicles, with an each accident limit of $1,000,000.

8.  REPRESENTATIONS, WARRANTIES AND COVENANTS

   (a) Authority. Each Party represents and warrants that it has the right to enter into tins Agreement and to perform its obligations hereunder. Other than the Services specified in this Agreement, however, nothing herein shall be interpreted as a requirement for VENDOR to provide any other support to Customers of NSTs products or services, nor shall Client make any such representations or warranties to its Customers to that effect. Customers shall include, without limitation, end-users, licensees, and sublicensees.

   (b) NSI Intellectual Property. NSI represents and warrants (i) that no text or graphics on the NSI Web Site that is viewable without using the "View source" feature infringes the intellectual property rights of any third party, and (ii) that NSI owns, or has valid license to, all worldwide rights, title and interest in the intellectual property consisting of all computer programming, source, object and/or formatting code or operating instructions developed or owned by NSI that relates to the NSI Web Site (collectively, "NSI Intellectual Property").

   (c) VENDOR Intellectual Property. VENDOR represents and warrants that VENDOR owns, or has valid license to, all worldwide rights, title and interest in the intellectual property consisting of all computer programming and/or formatting code or operating instructions developed or owned by VENDOR and employed in the delivery of the Services (collectively, "VENDOR Intellectual Property").

   (d) Submissions and Privacy. NSI will, in the usage terms and conditions of NSI Web Site, indicate that all submissions to NSI or any third party, including VENDOR, made on, through or in response to the NSI Web Site are the property of NSI and how such information may be used by NSI. NSI is responsible for the collection, use, transfer and sale of any personally identifiable information collected by it or by VENDOR on its behalf.



                                       4
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   (e) DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY STATED HEREIN, (i) THE
       SERVICES AND GOODS TO BE PROVIDED HEREUNDER ARE PROVIDED "AS IS," AND
       (ii) VENDOR DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. VENDOR DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED, ERROR FREE, OR SECURE.

   (f) LIMITATION OF LIABILITY. VENDOR IS NOT LIABLE TO NSI OR ANY THIRD PARTY FOR LOST REVENUE OR PROFITS, CONSEQUENTIAL DAMAGES, OR INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES. VENDOR'S MAXIMUM AGGREGATE LIABILITY TO NSI AND ANY THIRD PARTIES FROM ANY CLAIMS ARISING FROM OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNT OF FEES PAID BY NSI IN THE TWELVE MONTHS IMMEDIATELY PRECEDING THE MAKING OF THE CLAIM THAT GIVES RISE TO SUCH LIABILITY.

9.  PROPRIETARY RIGHTS.

   (a) As between VENDOR and NSI, VENDOR owns, or has valid license to, all worldwide rights, title and interest in any technology or other intellectual property developed or owned by VENDOR, including VENDOR Intellectual Property and any other technology used to create any portion of the NSI Web Site, incorporated into the NSI Web Site, or used to operate the NSI Web Site or a web server in connection with the delivery of the Services including, without limitation, all software, computer programming and/or formatting code, source code, object code, or operating instructions created by VENDOR or provided by VENDOR to NSI.

   (b) As between VENDOR and NSI, NSI owns, or has valid license to, all worldwide rights, title and interest in NSI Intellectual Property and any technology or other intellectual property developed or owned by NSI. NSI also owns, or has valid license to, all worldwide rights, title and interest in the intellectual property in all the text and graphics that an Internet user views on a web page on the NSI Web Site without using the "view source" feature, except for trade marks, service marks and other marks owned or controlled by VENDOR.

   (c) Non-Exclusive Arrangement. VENDOR will retain the ownership of, and the right to reuse or incorporate VENDOR Intellectual Property, all know-how and expertise acquired through the creation of the Technical Implementation Plan (described in the Statement of Work attached hereto as Exhibit A) and all training materials and the performance of the Services, whether created or acquired before or after the execution of this Agreement in supporting web sites or interactive projects for other customers; provided, however, that VENDOR will not own or have any rights to any of NSI's marks or Confidential Information, except as expressly set forth herein. Consistent herewith, VENDOR owns all training materials except those portions which are exclusive to NSI; NSI owns all information exclusive to NSI, including


                                       5
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       Confidential Information; and NSI may use the training materials for the purposes of this Agreement only.

   (d) VENDOR License to NSI. VENDOR hereby grants NSI a non-exclusive royalty-free, worldwide license to use, reproduce, publish, perform and display the VENDOR. Marks solely on the NSI Web Site in connection with the Services provided hereunder. NSI shall not use or exploit in any manner any of the VENDOR Marks except in such manner and media as contemplated under this Agreement, and any other use of the VENDOR Marks not expressly granted to NSI by the foregoing are reserved to VENDOR. All goodwill arising out of NSI's use of any of the VENDOR Marks shall inure solely to the benefit of VENDOR. VENDOR shall have the right, upon commercially reasonable notice, to modify the VENDOR Marks. NSI agrees that upon such notice, it shall use commercially reasonable efforts to immediately implement VENDOR'S modifications. All rights under this license will be exercised solely by the NSI to operate, maintain and distribute the NSI Web Site on the Internet and will expire with the termination of this Agreement.

   (e) Limited License to the NSI Intellectual Property. NSI hereby grants to VENDOR the limited, nonexclusive right and license to copy, distribute, transmit, display, perform, create derivative works, and otherwise use the NSI Intellectual Property provided to "VENDOR hereby or currently available or subsequently available on the NSI Web Site, including all marks, trademarks, servicemarks or logos, held or used by NSI, solely for the purpose of rendering the Services and will expire with the termination of this Agreement.

9. ORGANIZATIONAL CONFLICT OF INTEREST (OCI)

   *** has *** into ***. ***, the ***, *** under *** the *** and the *** and
   ***. ***, the ***, is *** of *** of the ***. It is *** that the *** does not *** to *** that would *** it an *** other ***.

   *** is hereby *** that the *** for an *** of *** in the *** of *** under ***. Consequently, if the *** is for the ***, or may otherwise *** with *** to ***, each ***, ***, and *** that has *** to *** or *** under *** or that has *** to ***, shall be required to *** an *** provided ***. *** will be *** to *** their *** of the *** for *** and *** must *** with *** and *** concerning such.



                ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY
                           FILED WITH THE COMMISSION.



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10. CHANGES

    a. In recognition of the likelihood that the fundamental nature of the work to be accomplished under this Contract may involve changes from time to time in NSI project needs and requirements, the parties hereby agree that NSI may by written direction, at any time during the course of any project, make changes in any one or more of the following items:

       1. The statement of work, descriptions, or specifications for the services, deliverables or other documents to be furnished under the Contract; or

       2. The times or places of performance or delivery of the services, deliverables or other documents to be provided under the Contract.

    b. If any such change(s) cause an increase or decrease in the price of the Contract, or the time required for the performance of any part of the work to be accomplished thereunder, whether or not such work is specifically identified in NSI's written change direction ("Change Order"), then the price, delivery schedules and other affected provision, if any, as applicable, shall be equitably adjusted and the Contract shall be modified in writing accordingly.

    c. Upon receipt of NSI's written change direction, VENDOR shall submit its written proposal to NSI within 10 working days after receipt of NSI's change order for an equitable adjustment to the ceiling price, delivery schedules and any other affected items, as applicable, VENDOR'S shall not proceed with me change order until directed by NSI to do so.

    d. Any proposal for an equitable adjustment shall describe or otherwise identify the nature, facts and circumstances constituting the change; the particular elements of contract performance for which VENDOR is seeking an equitable adjustment due to the changed requirements; and VENDOR'S proposed equitable adjustment to the Contract ceiling price, delivery schedules and other provisions affected by the change.

    e. The term "equitable adjustment" as used in this clause, means a fair and reasonable adjustment under the facts and circumstances of the particular situation, in the Contract price, delivery schedules and/or any other Contract provisions that are altered by the change, as applicable, plus the cost of any work, deliverables or other project requirements that will be added or deleted in connection with the change. The term, "equitable adjustment" in this context includes the costs of, and a reasonable profit for, the changed work/requirements, including the associated engineering, testing, project management and documentation.

    f. VENDOR and NSI personnel assigned to the project shall use their best efforts to negotiate any proposed equitable adjustments under this clause in a fair and reasonable manner. In the event that they are unable to reach mutual agreement after good faith negotiations, a period of time not to exceed 15 calendar days, on the appropriate equitable adjustment for one or more such changes, then the matter shall be referred to the cognizant senior executive (or his/her designee) of each party for appropriate resolution.



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11. STOP WORK ORDER


    NSI may at anytime, by written order to VENDOR, require VENDOR to stop all, or any part, of the work called for by this Contract for a period of up to thirty (30) days. Upon receipt of such an order, VENDOR shall forthwith comply with its terms and take all reasonable steps to minimize the incidence of costs allocable to the work covered by the order during the period of work stoppage. Within the thirty (30) day period or any extension of that period to which the parties shall have agreed, NSI shall either (i) cancel the stop work order; or (ii) terminate the work covered by such order.

    If a stop work order is canceled in writing, VENDOR shall resume work. If the period of the order or any extension thereto merely expires, VENDOR shall contact NSI and ask for directions before resuming work or treating the silence as a termination for convenience.

12. ACCEPTANCE

    Any reports, deliverables, or other data submitted for NSI's approval shall be approved or disapproved, in writing within ten (10) business days after NSI's receipt.

13. INDEMNIFICATION

    VENDOR and NSI agree to defend, indemnify and hold each other and their affiliates harmless from any and all liabilities, costs and expenses, including reasonable attorney's fees, directly arising from: (a) negligent acts or omissions of the Indemnitor's officers, employees, agents or contractors arising out of its performance of the Contract; (b) any claims for infringement of copyrights, trademarks, patents or other proprietary rights arising out of or related to Indemnitee's obligations under the Contract; and (c) defamation, libel, slander, obscenity, indecency or violation of the rights of privacy or publicity to the extent attributed to the NSI Web Site or to NSI Intellectual Property (if such other Party is VENDOR) or to VENDOR Intellectual Property (if such other Party is NSI) (collectively, "Covered Claims"). Covered Claims will also include claims brought against VENDOR for injury, damages, or violations of law caused by products or services sold by NSI on the NSI Web Site or relating to NSI's operation of its business.

14. FORCE MAJEURE

    VENDOR shall not be liable for any default or delay in the performance of its obligations hereunder if and to the extent such default or delay is caused, directly or indirectly, by: fire, flood, earthquake, elements of nature or acts of God; or any other similar cause beyond the reasonable control of VENDOR (collectively referred to herein as "Force Majeure"). Except as provided elsewhere, if VENDOR is so delayed in its performance, it shall promptly notify NSI. VENDOR shall use its reasonable efforts to minimize the duration and consequences of any delay or failure of performance resulting from a Force Majeure event.

15. TERMINATION

    a. Default: Upon failure or neglect to comply with any of the terms of this Contract, if same is not corrected by the breaching party within thirty
        (30) calendar days of such



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    party's receipt of written demand to correct from the non-breaching party, the non-breaching party may terminate this Contract upon giving seven (7) calendar days notice to the other party.

    b. Insolvency: This Contract shall be automatically terminated by giving written notice effective as of the date thereof in the event either party ceases to do business in the manner contemplated in this Contract; or, in the event that either party is adjudicated bankrupt or insolvent, or upon the institution of any proceedings by or against it seeking relief, reorganization or arrangement under any laws relating to bankruptcy or insolvency, or upon any assignment for the benefit of creditors: or upon the appointment of a receiver liquidator, or trustee of any of its property or assists, or upon the liquidation, dissolution, or winding up of its business.

    c. Effect of Termination: Termination of this Contract shall not affect any proprietary data or confidentiality obligations incurred under this Contract.

16. AUTHORIZED REPRESENTATIVE/NOTICES


    The following individual is authorized to conduct negotiations and administer the Contract for NSI and all information or required notices shall be effective upon receipt by the following individual:

         ***
         ***
         Phone: ***
         Fax:  ***

    The following individual is NSI's technical point of contact under the Contract

         TBA
         Phone: ***

   The following individual is authorised to conduct negotiations and administer the Contract for VENDOR and NSI shall direct all notices and communications to the following individual:

         ***
         PeopleSupport, Inc.
         1100 Glendon Avenue, 14th Floor
         Los Angeles, California 90024
         Phone: ***
         Fax:  ***

   The following individual is VENDOR's technical point of contact under the
Contract:

   ***
   TBA
   Phone: TBA
   Fax:  TBA

                ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY
                           FILED WITH THE COMMISSION.


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17. GOVERNING LAW

    This Contract shall be governed and construed in all respects in accordance with the laws of the States of California. Both parties consent to jurisdiction and venue in the state courts located in Los Angeles, California and the federal courts sitting in the southern district of the State of California.

18. ASSIGNMENT OF CONTRACT

    This Contract may not be assigned, in whole or in part, nor may any assignment of any money due or to become due be made by VENDOR without, in each case, the prior written consent of NSI.

19. NO HIRE AGREEMENT

    During the term of the Contract including any extensions thereof, neither party shall knowingly recruit, solicit, or hire any of title other party's employees assigned to this project for the period of this Contract and for one year thereafter. This shall in no way, however, be construed to restrict, limit, or encumber the rights of any employee granted by law, nor shall it in any way restrict either party from hiring employees who respond to advertisements or make independent inquiries for employment.

20. ENTIRE CONTRACT

    This Contract, including Exhibits A and B, which are incorporated herein by reference, constitutes the entire Contract between the parties hereto relating to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negotiations, commitments and understandings of the parties.

21. MODIFICATIONS

    Except as hereinafter provided, this Contract may not be changed or amended except by a writing executed by both parties.

22. WAIVER

    No delay or failure by either party to exercise or enforce at any time any right or provision of the Contract shall be considered a waiver thereof or of such party's right thereafter to exercise or enforce each and every right and provision of the Contract. A waiver to be valid shall be in writing, but need not be supported by consideration. No single waiver shall constitute a continuing or subsequent waiver.

23. LEGAL EFFECT

    If any provision of this Contract shall be held illegal, invalid or unenforceable, in whole or in part, such provision shall be modified to the minimum extent necessary to make it legal, valid and enforceable, and the legality, validity and enforceability of the remaining provisions are not affected thereby.



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24. CONFIDENTIALITY

    Each Party acknowledges that in the course of performing its obligations it will receive information, which is confidential and proprietary to the other Party. Each Party agrees to protect such information in accordance with the terms of the Non-Disclosure Agreement, which is appended hereto as Exhibit B and incorporated herein by reference.

In witness hereof, the parties hereto have accepted and executed this Contract as of the latest date noted below.

PEOPLESUPPORT, INC.                        NETWORK SOLUTIONS, INC.

/s/ Lance Rosenzweig                       /s/ Vivek Kumar
-------------------------------            -------------------------------------
Signature                                  Signature

Lance Rosenzweig-CEO                       Vivek Kumar, Purchasing Mgr.
-------------------------------            -------------------------------------
Printed Name and Title                     Printed Name and Title

12/4/00                                    10/6/00
-------------------------------            -------------------------------------
Date                                       Date



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                                    EXHIBIT A


                               STATEMENT OF WORK






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a VeriSign(R) company
 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

                             STATEMENT OF WORK NO. 3

                                       FOR

                             NETWORK SOLUTIONS, INC.
                         VOICE, EMAIL, AND FAX RESPONSE

                              a VeriSign(R) company
                               NETWORKSOLUTIONS(R)



                                  PRESENTED BY

                                  PEOPLESUPPORT

                                   MAY 1, 2003

                                     VER 1.6


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This document contains unpublished, confidential and proprietary information of
PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

                              PROPRIETARY STATEMENT

                      Intended for Network Solutions, Inc.

This document and any communications with PeopleSupport should be considered highly confidential. Neither the ideas expressed herein, nor any part of this document or any other information or communications related thereto shall be copied or disclosed to any party, nor shall they be used for any purpose other than meeting with PeopleSupport representatives, without the written consent of PeopleSupport. By accepting delivery of this document, the recipient agrees that: (i) in the event the recipient does not wish to pursue this matter, the recipient will return this copy to PeopleSupport, at the address listed below as soon as practical; (ii) the recipient will not copy, fax, reproduce or distribute this document, in whole or in part, without written permission, and
(iii) all of the information contained herein will be treated as confidential material, and shall not be used for any purposes other than the evaluation of this proposal.

While PeopleSupport has no reason to doubt the accuracy of the information contained herein, PeopleSupport makes no representations or warranties as to the adequacy, completeness or accuracy of this information. Only a definitive agreement and the associated Statement of Work between PeopleSupport and Network Solutions will be binding.

No person is authorized to provide any information or make any representations regarding this proposal and PeopleSupport commitments to recipient not contained here. Any such information or representations should not be relied upon as having been authorized by PeopleSupport.

PEOPLESUPPORT, INC.

Contact:          Phil Miner
                  Sales Director
Address:          1100 Glendon Ave., Ste. 1250
                  Los Angeles, CA 90024
Telephone:        (603) 924-4200
Fax:              (603) 924-2171
Email:            pminer@peoplesupport.com

--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



a VeriSign(R) company
 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

   1               INTRODUCTION............................................    4

   2               SOLUTION OVERVIEW.......................................    6
        2.1        INBOUND VOICE SUPPORT PROCESSES.........................    7
        2.2        EMAIL SUPPORT PROCESSES.................................    7
        2.3        FAX SUPPORT PROCESS.....................................    8
        2.4        CHAT SUPPORT PROCESS....................................    8
        2.5        OUTBOUND VOICE PROCESSES................................    8
        2.6        BACK-OFFICE PROCESSES...................................    9
        2.7        SUPPORT ESCALATION PROCESS..............................    9
        2.8        PERFORMANCE OBJECTIVES..................................    9
        2.9        VOLUME FORECASTING AND SERVICE LEVEL AGREEMENT..........   11
        2.10       ADJUSTMENT TO FORECASTS AND RAMP-UP PROCESSES...........   11
        2.11       PEOPLESUPPORT OPERATIONAL CAPACITY PLANNING.............   12

   3               TRAINING................................................   14

        3.1        TRAINING APPROACH.......................................   14
        3.2        ONGOING TRAINING AFTER LIVE DATE........................   14

        4          QUALITY ASSURANCE.......................................   16

        4.1        QUALITY ASSURANCE REVIEW PROCESS........................   16

   5               TECHNOLOGY..............................................   18

        5.1        TECHNOLOGY ARCHITECTURE AND SPECIFICATIONS..............   18
        5.2        EMAIL TECHNOLOGY SUPPORT................................   18
        5.3        VOICE TECHNOLOGY SUPPORT................................   20
        5.5        DATA CONNECTIVITY.......................................   21
        5.6        CLIENT APPLICATIONS.....................................   22
        5.7        REPORTING AND DATA FEED.................................   24
        5.8        ESCALATION OF TECHNOLOGY ISSUES.........................   25

   6               SECURITY................................................   26

        6.1        CLIENT SECURITY REQUIREMENTS............................   26
       G.          CLIENT SECURITY REQUIREMENTS............................   27
        6.2        PEOPLESUPPORT SECURITY PRACTICES........................   27
        6.3        NETWORK SECURITY........................................   28
        6.3        EREP BACKGROUND CHECK...................................   28

   APPENDIX A - PRICING....................................................   30

   APPENDIX B - TECHNICAL ESCALATION PROCEDURES............................   33

   APPENDIX C - CUSTOMER REPORTS...........................................   39


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



a VeriSign(R) company
 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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1  INTRODUCTION

This Statement of Work No. 3 ("SOW No. 3"), dated May 1, 2003 describes the Email, Fax, and Voice response services for Technical Support, Customer Service, and Sales ("Services") that PeopleSupport, Inc. ("PeopleSupport") will provide to Network Solutions, Inc. ("Client"). This SOW No. 3 is entered into in connection with that certain Professional Services Contract between PeopleSupport and Client dated as of December 4, 2000 (the "Agreement"). This SOW No. 3 supercedes all prior functional and technical understandings, whether written or oral, between PeopleSupport and Client regarding the matters addressed herein, including all prior SOWs and change orders. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. In the event of any inconsistencies between this SOW No. 3 and any other prior agreements, the provisions of this SOW No. 3 shall prevail over such agreements.

OVERVIEW

In conjunction adoption of SOW #3, PeopleSupport will outline and begin to deploy an effective methodology to support and migrate the current segmented workforce to a Universal Agent strategy as directed by the Client within the first thirty (30) days after the effective date of this agreement. This migration strategy will support the concept that all eReps and support personnel will be cross-trained on all customer contact methods and programs for required support.

Going forward, it is inherent within the Universal Agent concept that the nature of the work performed by PeopleSupport for Network Solutions may change. PeopleSupport recognizes the needs of Network Solutions to be able to address these future dynamics of the business relationship. To that end, PeopleSupport understands that the types and natures of the work performed for Network Solutions can and will change during the life of this agreement. PeopleSupport commits to working with Network Solutions in establish a mutually agreeable change order as these dynamics dictate. The long-term goal of both parties, working within the framework of this Agreement, allows for that migration at the volumes established herein.

PEOPLESUPPORT PROVIDED SERVICES

Expected peak inbound volume (8:00 a.m.-8:00 p.m. US eastern time weekdays) will include Tier 1 voice, Tier 1 e-mail and the following fax queues: Main, Escalated and Password Reset. Expected off peak volume (8:00 p.m.-8:00 a.m. eastern time weekdays and all hours on weekends) will include Tier 1 voice, tier 1 e-mail, VIP voice, WSV voice, WSV email, and the aforementioned fax queues. Additionally, Email support may be provided using PeopleSupport's eShare system, in conjunction with other supporting systems and applications. Fax Support will be provided through Client's Siebel system. Voice support will be provided for Client's customer calls routed to PeopleSupport phone system. For purposes of this document, AHT shall be defined as Talk time + hold time + wrap time. In addition PeopleSupport will engage in outbound calls to support inbound voice and fax services.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 4
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CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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                                PROGRAM OVERVIEW
                        VOICE, EMAIL, AND FAX OPERATIONS


OPERATING MODEL                                 OUTSOURCED
------------------------------------------------------------------------------------------------------------------------------------
SOLUTIONS AND SERVICES                          INBOUND VOICE, EMAIL, FAX AND OUTBOUND VOICE
------------------------------------------------------------------------------------------------------------------------------------
                                                VOICE:  24X7
                                                EMAIL:  24X7
PEOPLESUPPORT SUPPORT HOURS                     FAX:    24X7
                                                PEOPLESUPPORT WILL RECEIVE FORECASTED VOICE
                                                VOLUME DURING PEAK HOURS AND 100% OF VOICE
                                                VOLUME OFF PEAK HOURS AND WEEKENDS.
------------------------------------------------------------------------------------------------------------------------------------
                                                VOICE SUPPORT:

                                                -        85% OF CALLS ANSWERED WITHIN 30 SECONDS/99%
                                                         OF CALLS ANSWERED WITHIN 30 SECONDS FOR VIP
                                                         PROGRAM

                                                -        85% OF ALL VOICE SESSIONS SAMPLED MUST SCORE
                                                         85% OR HIGHER FOR CALL REQUIREMENTS.

                                                EMAIL SUPPORT:

                                                -        90% OF ALL EMAILS PROCESSED WITHIN 1 HOUR

                                                -        99% OF ALL EMAIL SESSIONS SAMPLED MUST BE
SERVICE LEVEL AGREEMENTS                                 ACCURATE AND SCORE 90% OR HIGHER FOR
                                                         CALIBRATION SESSIONS.

                                                FAX SUPPORT:

                                                -        90% OF ALL FAXES PROCESSED WITHIN 1 HOUR

                                                -

                                                -        99% OF ALL CUSTOMER FACING RESPONSES AND PROCESSES
                                                         LEADING TO CUSTOMER RESOLUTION MUST SCORE 90% OR HIGHER
                                                         IN QUALITY ASSESSMENT SESSIONS.
------------------------------------------------------------------------------------------------------------------------------------
CLIENT OPERATING HOURS                          8AM - 8PM EASTERN TIME MON-FRI
------------------------------------------------------------------------------------------------------------------------------------
LANGUAGES SUPPORTED                             ENGLISH
------------------------------------------------------------------------------------------------------------------------------------
CLIENT APPLICATION PLATFORMS                    CLIENT PROVIDED CLIENT/SERVER APPLICATIONS:

                                                -        CONTACT MANAGEMENT & CASE TRACKING SYSTEM:  SIEBEL

                                                -        BACK-OFFICE ACCOUNTING APPLICATION: BARS

                                                CLIENT PROVIDED UNIX BASED VIA TELNET APPLICATIONS:

                                                -        CUSTOMER ACCOUNT MANAGEMENT TOOLS: CREG AND DOMREG.

                                                CLIENT PROVIDED WEB BASED APPLICATIONS:

                                                -        KNOWLEDGE MANAGEMENT: MAX

                                                -        CUSTOMER ACCOUNT MANAGEMENT TOOLS: VMAC, CSR
                                                         TOOLS, SKIPS, RTPS, FDMS, PASSWORD GENERATOR

                                                CLIENT PROVIDED CONNECTIVITY:

                                                -        DUAL VPN OVER THE INTERNET VIA CLIENT PROVIDED ISP CONNECTION

                                                -        CLIENT PROVIDED VPN AND FIREWALL EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3

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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------


2  Solution Overview

In conjunction with Services, PeopleSupport eReps will assist customers with the following business programs:

                                                                                             CUSTOMER
   PROGRAM            SYSTEM USED                        TASKS                            CONTACT METHODS
-----------      -------------------   ---------------------------------------         ------------------
TIER 1           > CSR Tools           > Assist customers with new Domain              > Inbound Voice
                 > Siebel                 Registrations                                > Outbound Voice
                 > BARS                > Technical Support with existing               > Email
                 > VMAC                   domain registrations (billing,               > Fax
                 > SKIPS,                 product and technical support)
                 > RTPS                > General customer inquiries and
                 > FDMS                   complaints
                 > Password            > Up-sell additional products and
                   Generator              services to customers
                 > EShare (Email)      > Create service requests (SRs) in
                                          Siebel for inbound calls
                                       > Call back customers to resolve
                                          open SRs

TIER 2           > CSR Tools           > Handle escalated issues from all              > Inbound Voice
                 > Siebel                 other programs and touchpoints.              > Email
                 > BARS                > Escalated issues include:                     > Fax
                 > VMAC                   Refund/Waive Approval, Manual
                 > SKIPS,                 Change in CSRT, Domain
                 > RTPS                   specializing more than once,
                 > FDMS                   customer callbacks, request for
                 > Password               Client's Corp Support assistance,
                    Generator             Special Access in Siebel
                 > EShare (Email)

VIP              > CSR Tools           > Domain name registration and                  > Inbound Voice
                 > Siebel                 renewal for premier customers                >
                 > BARS                > Technical support and domain
                 > VMAC                   modification for premier customs
                 > SKIPS,              > Up-sell additional services to
                 > RTPS                   customers
                 > FDMS                > Create service requests (SRs) in
                 > Password               Siebel for inbound calls
                    Generator
                 > EShare (Email)

WEBSITES         > Siebel              > Provide technical support for                 > Inbound Voice
                 > Value Web              Client's web site program                    > Email
                 > EShare (Email)                                                      >

AOL-SB           > Siebel              > Handle escalated technical support            > Inbound Voice
                                          calls for Client's AOL Small
                                          Business program from AOL
                                          customer service

PASSWORD         > Siebel              > Respond to customer requests for              > Inbound Voice
RESET            > CSR Tools              forgotten passwords by resetting             > Outbound Voice
                 > Password               passwords.                                   > Fax
                    Generator

--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

2.1  INBOUND VOICE SUPPORT PROCESSES

PeopleSupport will provide Inbound Voice Support response for Client. Inbound voice support will consist of live voice response to resolve customer service and technical support issues.

Client and PeopleSupport agree on the following Inbound Voice Support processes for *** programs:

      1. eRep(TM) will utilize Client provided *** to validate customer information as trained by Client.

      2. Once customer information is validated, eRep(TM) will create a new *** record in ***.

      3. eRep(TM) will research the issue using processes and tools taught during training.

      4. eRep(TM) will process the issue using the systems and processes taught during training. ***

      5.    eRep(TM) will interact with the customer to resolve their request.

      6. Once request is resolved eRep(TM) will close out the *** products and services.

The above processes are the only voice support processes required. Changes to these processing requirements will be subject to a documented change order.

2.1.1  INVOICE REQUESTS

For inbound voice calls where customers are requesting a faxed copy of an invoice, Client and PeopleSupport agree to the following process: NOTE: the below is an interim process as Client will be deploying *** system that will mitigate the need for said process.

      1.    Customer calls the toll free number to request a copy of an invoice.

      2. The eRep will then open up the requested invoice using the Client *** application.

      3. The eRep will then confirm the customers fax number and print the requested invoice to the fax driver utilizing PeopleSupport provided fax software.

      4. The fax document will then be queued and sent to the customer through the fax software.

2.2  EMAIL SUPPORT PROCESSES

PeopleSupport will provide email support for Client's customer service. These email inquiries will be routed from Client's web site and consist of general customer service support inquiry.

Client and PeopleSupport agree on the following support processes for handling *** email programs:

      1.    Customers will email inquiries from Client's web site.

      2. Email will be routed by Client to PeopleSupport email system as defined in Section 5 of SOW No. 3.

      3. eRep(TM) will research the issue using the processes and tools taught during training.

      4. eRep(TM) will select the appropriate template response and make any modifications required.

      5. If an appropriate template response is not available, eRep will generate a response based on information presented during training.

      6.    eRep(TM) will answer email using PeopleSupport's eShare system.

      7. When eRep(TM) is certain all inquiries have been answered, the eRep will deliver standard closing.



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

      8. *** will only be created by an eRep if the email is *** for resolution.

      9.    eRep(TM) will send the response to the customer.

The above processes are the only processes required for email support. Changes to these processing requirements will be subject to a documented change order.

2.3  FAX SUPPORT PROCESS

PeopleSupport will provide inbound fax support for Client. Fax support will consist of customer faxes sent in to resolve existing customer service requests. Fax support will be handled using Client's *** system.

Client and PeopleSupport agree on the following support processes for handling FAX Support for *** Programs:

      1. Customers will fax in supporting documentation to resolve existing service requests to Client's *** System. The *** system will then automatically route the fax to the appropriate *** service request or the general fax queue in ***. An *** will have already been opened for the *** during the ***. In cases, where a fax is submitted without *** and an ***, the eRep will open an *** for each fax request submitted where *** is created.

      2. eRep(TM) will query the *** system and pull up incoming faxes to be processed.

      3. eRep(TM) will research the issue using processes and tools taught during training.

      4. eRep(TM) will process the issue using the systems and processes taught during training.

      a. This may include placing an outbound call or sending an outgoing *** email to customer to solicit more information required to support customer's request.

      b. This may include asking a *** documents required to complete stated request.

      5.    eRep(TM) will close out the service request in ***.

      6.    eRep(TM) will change status of fax activity to `done'.

*** will send an automated email response to the customer informing them that the issue has been resolved and service request has been closed.

The above processes are the only processes required for fax support. Changes to these processing requirements will be subject to a documented change order.

2.4  CHAT SUPPORT PROCESS

Should Client and PeopleSupport mutually agree to implement chat support the pricing and service levels set forth in this SOW for voice support for that program shall apply. The specific processes and implementation activities will be detailed in a change order.

2.5 OUTBOUND VOICE PROCESSES

PeopleSupport eReps will perform outbound calls on Client's behalf for the following processes:

> When a customer calls to have their *** and is unable to answer *** address in *** is ***; but the caller is calling from



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 8
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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

  the phone number on the *** record, the eRep is to call the *** at the number listed in ***.

> If additional information is needed to ***, the eRep will attempt to contact the *** to get all required information from customer to complete the request.

2.6  BACK-OFFICE PROCESSES

PeopleSupport will provide the following back office process in support of
Client:

REWORK QUEUE -- PeopleSupport will assign *** eReps to monitor and process *** in the ***Rework Queue. This queue will consist of *** that have been rejected due to incomplete or inaccurate information or *** that should not have been escalated. Support of this queue may require eReps to contact customers *** to gather ***.

*** -- PeopleSupport will assign *** eReps to support *** changes for *** program. Request for *** will be received via email and processed using Client's tools.

SR MANAGEMENT -- On a ***, the designated PeopleSupport operations management personnel will be required to query *** in order to manage the volume of ***. *** are to be routed to the proper internal Client department for handling, completed and closed by the PeopleSupport Supervisor or support staff or communicated to the Vendor Manager for handling. Under the current Client defined process, eReps will not need to spend any time outside of the voice or fax handle time to work on ***. If Client defines any processes that require eReps to spend time working or *** outside of time that is already *** this time will be ***.

All eReps assigned to *** programs may also be utilized to support other programs as volume dictates. PeopleSupport may adjust the number of eReps assigned to support these processes based volume. All time spent directly in support will be *** and tracked using PeopleSupport's CMS system.

Client and PeopleSupport may mutually agree to have PeopleSupport eReps perform other processes. These processes will need to be mutually agreed to in writing using a change order according to PeopleSupport's change order processes. Should Client and PeopleSupport mutually agree, any back office work performed by PeopleSupport eReps will be subject to the terms of pricing, staffing, and forecasting requirements defined in this SOW No. 3.

2.7 SUPPORT ESCALATION PROCESS

Client acknowledges that there will be situations where PeopleSupport eReps will be unable to resolve a voice, email, or fax support inquiry. In such circumstances, PeopleSupport's *** group will handle escalations. If the *** group cannot resolve the issue then it will be assigned to the appropriate PeopleSupport supervisor who will process the request. If the PeopleSupport supervisor cannot resolve the issue, the issue will be assigned to the appropriate *** department who will resolve the issue.

2.8 PERFORMANCE OBJECTIVES

Client and PeopleSupport agree on the following performance goals for all programs except for ***:



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3

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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

>    INBOUND VOICE SLAS

     On a *** basis, PeopleSupport will answer a minimum of *** of Client's Voice Support sessions within *** seconds of the applicable incoming telephone call being released from PeopleSupport's ACD.

>    INBOUND EMAIL SLAS

     On a *** basis, PeopleSupport shall complete and accurately process and/or respond to no less than *** of all email received for any given *** within *** of receipt.

>    INBOUND FAX SLAS

     On a *** basis, PeopleSupport shall complete and accurately process and/or respond to no less than *** of all faxes received for any given day within *** of receipt. At no time shall the oldest date of non-processed or not started faxes exceed *** from the current *** work schedule.

>    ***

On a ***, each Supervisor and each Team Manager will be required to query *** in order to effectively manage the volume of *** are to be routed to the proper *** department for handling, completed and closed by the PeopleSupport Supervisor or support staff or communicated to the Vendor Manager for handling. At no time shall any open *** be assigned to a ***. Further, at no time shall an open *** be assigned to a Supervisor with no action taken or annotation listed for more than ***. All *** are to be routed, escalated or closed.

Client and PeopleSupport agree on the following performance goals for the ***
Program:

>    INBOUND VOICE SLAS

     On a ***, PeopleSupport will answer a minimum of *** of Client's Voice Support sessions within *** seconds of the applicable incoming telephone call being released from PeopleSupport's ACD.

>    INBOUND EMAIL SLAS

     On a ***, PeopleSupport shall complete and accurately process and/or respond to no less than *** of all email received on a given *** within *** of receipt.

>    INBOUND FAX SLAS

     On a *** basis, PeopleSupport shall complete and accurately process and/or respond to no less than *** of all faxes received for any given *** within *** of receipt. An no time shall the oldest date of non-processed or not started faxes exceed *** from the current *** work schedule.

>    ***

     At no time shall any open *** be assigned to a *** eRep. Further, at no time shall an open *** be assigned to a Supervisor with no action taken or annotation listed for more than ***. All *** are to be routed, escalated or closed. In addition, any issue that takes more than *** to complete will require regular and consistent communications to customers advising of the status of issue. These messages should be based upon the notes listed in *** by the department that is working to resolve issue.



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 10
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CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------


>    AHT

     Client and PeopleSupport agree to a target AHT goal of ***. Should Client's processes change or other activities outside of PeopleSupport's control occur that affect AHT, Client and PeopleSupport will mutually revise the target AHT to a level that is commensurate with the processes and procedures required to support Client. Furthermore Client and PeopleSupport agree to *** the target AHT on *** basis. Should PeopleSupport fail to meet target AHT goals when process or procedural changes are implemented, PeopleSupport shall not be held responsible for meeting the target SLA for any period the changes are in effect.

PeopleSupport is not responsible for delays in meeting the service levels arising from any Client provided telecommunication, software applications, materials, equipment or Client operational delays.

2.9      VOLUME FORECASTING AND SERVICE LEVEL AGREEMENT

In order for PeopleSupport to properly staff the Client's account, Client agrees to provide PeopleSupport with a *** *** forecast every *** for all customer contact methods serviced by PeopleSupport, divided into *** increments, of the number of *** sessions Client will deliver to PeopleSupport for each program ("Support Target"). Each *** forecast submission is considered locked for the next ***. For example, on ***, Client will submit a forecast for *** beginning ***. In this example, the *** will be considered locked; the following
*** Client will submit a forecast for *** beginning ***. The forecast for *** will then be considered locked. Should Client fail to deliver a forecast for a given ***, the *** of the *** shall be ***.

Client must receive written confirmation of acceptance of such forecast within *** from its PeopleSupport Account Manager before the forecast is deemed accepted by PeopleSupport. Once agreed the forecast is locked down, PeopleSupport will be accountable to support the volume as outlined in the forecast. If PeopleSupport fails to respond with a written communication of acceptance within two business days, forecast will be considered as accepted. Performance objectives and service levels shall not apply in a *** in which Client has failed to deliver a ***. PeopleSupport agrees to service, in each calendar month, that number of support sessions equal to the respective Support Target for such month, but may, in its discretion, service additional support sessions. PeopleSupport shall not be obligated to meet the agreed upon performance objectives and service levels in the event the actual volume of sessions received by PeopleSupport is more than *** over the respective forecast for such point of contact or program only on the day of the excessive volume.

2.10     ADJUSTMENT TO FORECASTS AND RAMP-UP PROCESSES

PeopleSupport will develop a capacity plan such that the respective Support Target may be increased or decreased by Client by up to an aggregate of *** each month from prior month with respect to each customer contact methods. The Support Targets for a *** become *** prior to the start of such ***.



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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In no event shall PeopleSupport be required to staff to volumes, patterns and handle time estimates and/or meet performance objectives (as defined herein), which are unreasonable or cannot reasonably and/or practically be achieved during the timeframe requested.

2.10.1   SUBSTANTIAL VOLUME INCREASES

If Client requires a volume increase in the number of contacts supported by PeopleSupport (i.e., a monthly increase of more than *** with respect to a customer contact methods) (a "Substantial Volume Increase"), a mutually agreed upon ramp up period will be planned:

    a) To facilitate the appropriate collection of human and technical resources to handle a Substantial Volume Increase, Client must provide reasonable notice to PeopleSupport, with no less than 45-day written notice before the start of the Substantial Volume Increase. The proposed Substantial Volume Increase requirements shall be reasonable under the circumstances and the available resources and technical infrastructure. Should Client provide less than 45-day written PeopleSupport will make a reasonable to handle the additional volume, but cannot guarantee performance goals during this period.

    b) PeopleSupport will present Client with a Change Order outlining a detailed capacity ramp up plan ("Ramp up Plan") for Client's approval. Client must approve the capacity plan and the terms of the Change Order before PeopleSupport commences with the ramp up.

    c) PeopleSupport will make every reasonable effort to achieve pre-defined performance objectives and Service Levels during the ramp up period set forth in the Ramp up Plan Change Order. However, Client will provide a reasonable time frame post ramp up to meet outlined performance goals and service levels.

    d) Client will be responsible for all client specific new hire training costs required to meet service levels for forecasted volume, as set forth in Appendix A. PeopleSupport shall determine the staffing levels required based on Client's forecast and train new eReps to meet service levels. *** forecasted volumes that is not a result of attrition.

2.10.2   VOLUME DECREASES

Notwithstanding Section 2.8 above, if Client elects to decrease the volume of sessions provided to PeopleSupport by more than ***, Client's minimum financial obligation to PeopleSupport shall continued to be as set forth on Appendix A.

2.10.3   FORECASTS FOR SPECIAL PROMOTIONS AND ADVERTISING

Client will provide PeopleSupport with notice of and forecasts related to all media and program promotions (including, but not limited to, radio, television, direct mail, e-mail, Internet and other media) within a reasonable amount of time before release of the promotion so that PeopleSupport can make appropriate staffing or other adjustments. PeopleSupport shall not be obligated to meet performance objectives in the event the actual volume of sessions received by PeopleSupport is more than *** over the forecast. However, PeopleSupport shall remain responsible for standard SLAs and performance standards if volume is within the lock-in forecast level or any excess volume up to ***.

2.11     PEOPLESUPPORT OPERATIONAL CAPACITY PLANNING

PeopleSupport will work closely with Client's Work Force Management team to plan capacity, and to develop operational plans. Based on the volume forecasts provided by Client in the *** Support Forecasts, PeopleSupport will provide Client with a *** capacity forecast reflecting



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------

the number of eReps required to handle the forecasted volume of contacts in accordance with its performance objectives and service levels ("*** Capacity Plan"). The *** Capacity Plan will factor in PeopleSupport's analysis of actual contact volumes, historical performance, existing and new-hire resources and special circumstances (holidays, seasonality and attrition factors).



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 13
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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3        TRAINING

The training phase of the outsourcing program is crucial to PeopleSupport's ability to provide Client with quality service. In this section, our approach, initial and ramp-up training process and the on-going program updates or changes to training.

3.1      TRAINING APPROACH

Client will make available all existing training and research documentation, training materials, and the knowledge base to PeopleSupport. Client and PeopleSupport will jointly participate in the training needs analysis process with members from both teams to identify learning objectives and determine the scope of the training effort. For each program and curriculum required, Client or Client designate must certify PeopleSupport trainers to provide training as prescribed by Client.

PeopleSupport will provide written confirmation that all Pre-Shift material has been delivered in accordance with Client's requests.

PeopleSupport will develop a customized training program for Client with the following capabilities:

-    Utilize the Client trainers and facility for the Train-the-Trainer session.

- Provide instructors with extensive background in customer service/technical support, as well as stand up classroom training experience.

- Provide basic customer service and communications training, Client product/program training and pre-certification of agents prior to performing support for Client.

- Establish a training and QA structure that supports Client's program requirements.

- Create a separate training environment that resembles the live Client environment, including individual workstations equipped with Client's applications.

Client will be responsible for the ***.

3.2      ONGOING TRAINING AFTER LIVE DATE

Increases in the volume of services provided and/or significant changes to Client's policies/procedures, products, or service offerings will require post-implementation training. A need analysis will be conducted to determine if any course development material must be prepared, and to scope out how long the training should take so that PeopleSupport can appropriately schedule the training. In order to provide the highest level of quality, PeopleSupport will recommend training updates when deemed necessary. Client must provide PeopleSupport with all relevant ongoing training materials a minimum of five (5) business days in advance of the training date. In emergency situations where programs may need to shift to PeopleSupport quickly and Client does not have the luxury of a five (5) day advanced notice, PeopleSupport will make a reasonable effort to provide and support training needs on an emergency needs basis. PeopleSupport will provide *** and Client and will be ***.

Reasons for needing post-implementation training include, but are not limited to the following:

-     New delivery mechanisms

-     System changes

-     Procedure changes




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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-    New product/service introductions

-    Policy changes

-    Changes to support provided

Client may request PeopleSupport to provide additional training on updated material and other newly introduced Client system. Any training provided to Client for this purpose is subject to the training rates listed in Appendix A of this SOW No. 3. Client will be responsible for all of Client approved travel related expenses of PeopleSupport personnel for this activity. Client will be responsible for *** at the service levels set forth in this SOW No. 3. PeopleSupport shall determine the number or eReps that are required to be trained and will not be required to have prior approval from Client to hire and/or train new eReps, though PeopleSupport will make every effort to communicate any planned training with Client in a reasonable time frame. PeopleSupport will be responsible for any *** caused by *** to planned ramp down.

At least once per ***, Client and PeopleSupport shall conduct a *** to ensure that PeopleSupport maintains the most updated and accurate training materials available. Client is responsible for delivering updated training materials to PeopleSupport on a regular basis.



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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4  QUALITY ASSURANCE

PeopleSupport will provide a comprehensive quality management and assurance process, including the following components:

-     A custom Quality Assurance program designed for the Client's program

- A dedicated Quality Assurance (QA) team who together with an eRep's supervisor will conduct QA monitoring.

- Weekly email coaching calibrations between PeopleSupport QA/Operations Team and the Client.

- The frequency of monitoring will be commensurate with individual eRep performance scores.

- Development of action plan for agents/teams that fall below the Client QA standard.

-     A "Best Practices" Training manual

- A program and eRep score card providing metrics and performance against goals

-     Monitoring of SR compliance across the program

PeopleSupport utilizes and maintains an in-house quality assurance manual. The quality assurance manual is used to document internal and custom client processes and procedures. PeopleSupport and Client will work together to regularly update the QA manual based on the close loop feedback mechanism and through the Calibration Sessions. The frequency of monitoring will be no less than *** of sessions handled ***. Quality goals will be established within *** business days after Live Date of any new program and reviewed *** thereafter. Both Parties will mutually agree to maintain a quality monitoring system. PeopleSupport shall assign and dedicate one Quality Assurance Specialist per *** eReps.

4.1 QUALITY ASSURANCE REVIEW PROCESS

Quality Assurance reviewing will be conducted by the QA department and the Operation Supervisors or Operation Shift Lead. Each *** the QA Analyst will have a target number of sessions to complete. The Analyst may conduct a review through the use of *** transcripts or *** sessions.

During an *** review session, the *** transcript is pulled up using a PeopleSupport's *** and for the *** review session, the *** session is either retrieved from a *** sessions or through *** monitoring session. Sessions are analyzed and scored by QA Analyst on the QA Score Sheet. After this process, the QA Analyst meets with the eRep to deliver targeted feedback on his/her performance and provides coaching, if necessary. QA Score Sheet results detailing individual and team performance are reported to the Supervisors in the weekly team reports. Trending analysis will be provided to Client on a weekly basis. Sessions that determine an eRep's behaviors or actions were non compliant with Client requirements or expectations will require immediate delivery of feedback to the eRep and his/her Supervisor for immediate coaching.

In addition, Operation Supervisors review a sample of sessions on a weekly basis. This review process, is similar to the QA process and is documented on the same score sheet. The feedback is given to the eRep either immediately or during a later review session. The Supervisor provides positive feedback or any necessary coaching. If remedial action is required, the Production Supervisor may recommend coaching from a Subject Matter Expert, listening to other eReps during sessions, or providing additional focused training. If the PeopleSupport QA



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 16
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a VeriSign(R) company
 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------


Analysts provide feedback that suggests global training is required, PeopleSupport will work with Client to develop required curricula.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 17
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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5        TECHNOLOGY

5.1      TECHNOLOGY ARCHITECTURE AND SPECIFICATIONS

This section outlines the technical requirements for the integration of systems and technologies in support of Client's operation at PeopleSupport.

The following diagram illustrates the agreed voice and data connectivity architecture between Client and PeopleSupport facilities:

                                       ***

5.2      EMAIL TECHNOLOGY SUPPORT

PeopleSupport will provide support for Client's email by using PeopleSupport's eShare email management system. PeopleSupport shall provide support for the following Client mailboxes:



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                    PAGE 18
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------


     NAME            ADDRESS                                      PROGRAM
                     ***
                     ***
   Customer Service  ***                                            ***
                     ***
                     ***
   Fax Service       ***                                            ***
   Managed DNS       ***                                            ***
   WSV               ***                                            ***
   WSV Excel         ***                                            ***
   WSV Intuit        ***                                            ***

It will be Client's responsibility to route these incoming emails to a designated address on a dedicated PeopleSupport Mail Server. PeopleSupport will initially support one queue for each mailbox listed above. Additional mailboxes or queues may require a change order and carry applicable charges. PeopleSupport will also support additional eShare queues to be used for escalations.

PeopleSupport shall provide support to Client using a dedicated mail server and a dedicated eShare application server. Both the eShare application server and email server shall have a redundant backup that is also dedicated for Client.

PeopleSupport shall provide Client *** of PeopleSupport's eShare application as set forth in Appendix A of this SOW No. 3. Client will use eShare for updating Client templates, handling escalations, and monitoring. PeopleSupport will provide client with all files and documentation required to install and run the eShare system. It shall be Client's responsibility to install the application on Client designated workstations. PeopleSupport will provide client *** to be used on the eShare systems. Client eShare logins will not have any administrative capabilities beyond updating Client templates and categories.

At a future date, Client may elect to use Client's *** to process *** instead of PeopleSupport's *** system. Should that change occur, the new process would need to be documented in a change order.

The following diagram illustrates the *** and routing:



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 19
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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                                       ***



      1. Client's customers will submit email inquiries through the Internet to Client hosted mailbox. These emails will be sent through the Internet to Client's mail server.

      2. The Client mail server will then auto-forward the messages across the public Internet to the dedicated PeopleSupport mail server.

      3. The incoming messages will be pulled from the PeopleSupport mail server in the eShare email response system hosted by PeopleSupport. The eShare system consists of a dedicated application server and dedicated database server. PeopleSupport eReps will respond to the emails through the eShare software on their desktop.

      4. Outgoing email responses will be sent from eShare to the PeopleSupport mail server. The mail server will then send the outgoing messages through the Internet to the customers email account.

      5. Client's agents may connect to the PeopleSupport eShare system using the eShare software installed on their desktop. Connectivity to the PeopleSupport eShare servers will be over the public Internet.

5.3   VOICE TECHNOLOGY SUPPORT

PeopleSupport eReps will receive voice calls on behalf of Client. Calls may be received on *** or routed directly to PeopleSupport from a *** depending on the program being supported. Calls will be routed from a *** lines terminated at PeopleSupport's *** in Los Angeles. Calls will be routed from the Los Angeles *** at PeopleSupport to the Manila operations centers using PeopleSupport's private voice network.

PeopleSupport provides the routing, capacity management, and delivery of all calls to the Manila center utilizing our dedicated private network and its tandem ***. Calls are escalated back to Client facilities using *** mechanisms as furnished by Client or using a Client provided dial plan to place US-based outbound calls.

Client may also make use of Client's *** server to intelligently route calls to PeopleSupport. Client will house a *** and a *** in PeopleSupport's Manila center to assist with call routing. Calls will be routed between PeopleSupport and Client's Call



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 20
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------


Center based on agent availability and queue size. Client will maintain a back-up routing mechanism in the event of a *** or network failure. Client will be responsible for supporting and maintaining the ***.

PeopleSupport will provide and support the following VDNs and routing requirements to support Client:

                                  TOLL FREE
NAME                               NUMBER                  ROUTING                                     PROGRAM
***                                 ***                     ***                                          ***
***                                 ***                     ***                                          ***
***                                 ***                     ***                                          ***
***                                 ***                     ***                                          ***
***                                 ***                     ***                                          ***
***                                 ***                     ***                                          ***
***                                 ***                     ***                                          ***
                                    ***
***                                 ***                     ***                                          ***

For calls that are routed directly to PeopleSupport from Client's toll free number, PeopleSupport will provide a recorded greeting of up to 10 seconds. Any changes to these recordings will be subject to a documented change order.

REAL TIME CALL MONITORING

PeopleSupport provides a real-time Service-Observe and call monitoring capability for all of its locations. This monitoring is password protected and can be conducted anytime and from anywhere without the need for prior arrangement with PeopleSupport. Client has been provided with live call monitoring capability by dialing into ***.

*** and real time volumes can also be monitored via *** or PeopleSupport's Intellicenter Analytics portal. Client will be able to retrieve *** statistics from PeopleSupport's Intellicenter Analytics portal. In addition, Client can access the *** system to observe real time split/skill statistics and performance information. The PeopleSupport Intellicenter portal is the book of record for all call performance statistics and billable activity for Client.

5.5 DATA CONNECTIVITY

Data connectivity will be through a *** via a Client provided, dedicated *** connection. Client will also provide a *** to serve as a backup. Client will provide all required *** to establish the *** connection between PeopleSupport's data center *** and Client's data center.

It is Client's responsibility to ensure that the network connectivity between Client's facility and PeopleSupport's data center is adequate to support the required applications and user level. Client is responsible for *** associated with *** between the Client *** and PeopleSupport's ***.



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 21
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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
--------------------------------------------------------------------------------


PeopleSupport and client will both monitor the communication link between the two data centers as well as applications supporting the client program.

All email routed to and from PeopleSupport email servers shall be ***.


5.6     CLIENT APPLICATIONS

PeopleSupport utilizes the following applications supplied by Client to provide customer service for Client's customers:

      1.    *** server application used for looking *** history.

      2. *** application used for looking up *** information. This is an interim support tool that is scheduled to be decommissioned in ***.

      3. *** - Web based application used to replicate most of the features of

      4.    ***

      5.    *** application used for the *** accounts

      6. *** applications used to record service request information and inbound faxes.

Client represents and warrants that it has obtained all necessary rights for PeopleSupport to use all Client provided systems, applications and materials, and shall indemnify PeopleSupport against any claims arising out of Client's failure to secure such rights for PeopleSupport. PeopleSupport is not responsible for meeting agreed upon performance objectives and service levels for a day in which PeopleSupport is unable to access Client provided systems. Furthermore, Client remains responsible for the full daily rate of all eReps assigned to support Client on any day, or portion thereof, that PeopleSupport is unable to support Client due to Client system problems for more than ***. Daily rate will be based on *** of the forecasted volume for all customer contact methods.

5.6.1   CLIENT *** APPLICATION SERVERS

PeopleSupport houses *** servers to facilitate access to *** using the *** interface. The *** application servers utilize a secure communication link with Client's databases residing at Client's facilities. Two of the application servers act as ***. The third application server acts as a *** for disaster recovery purposes.

The *** Applications will be used to receive and process *** messages. It is Client's responsibility to maintain and administer these servers and any applications that reside on them. This includes *** accounts, conducting regularly scheduled reboots, ensuring that servers are optimized to handle the required usage, and any other support needed.

5.6.2   USE OF *** APPLICATION

PeopleSupport will utilize Client's *** software to manage and close all contact related activity. *** will be created for all *** sessions. *** request will only be created for inbound *** that need to be escalated to ***.

*** will be used to manage inbound faxes. Client's *** system will handle routing of incoming faxes in to *** and assign them to the appropriate service request. If *** is




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 22
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 NETWORKSOLUTIONS(R)                                               PEOPLESUPPORT
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unable to assign the *** to a *** then it will be assigned to the general ***
queue. PeopleSupport eReps(TM) will need to regularly query *** to retrieve incoming *** to be processed. PeopleSupport eReps(TM) will also need to monitor the general queue to manually assign those *** to the appropriate ***.

Client will be responsible for application development, application support, application performance and all associated maintenance and licensing issues associated with its *** call management system. As the *** application has a direct impact on PeopleSupport's ability to conduct its services and meet program service levels, PeopleSupport and Client agree to follow the PeopleSupport technical escalation procedures outlined in Attachment B of this SOW No. 3 in order to resolve any technical issues. Client agrees to create, modify and manage eRep logins, passwords and to conduct other application administration promptly so as to not affect PeopleSupport's ability to utilize the system for call management. Client agrees to a *** turn around period for completion of all user administration specifically for updating and/or changing existing *** and *** management systems.

5.6.3    *** SOFTWARE DISTRIBUTION

Client will require PeopleSupport to make regular updates to the *** system by deploying updated files on eRep workstations. PeopleSupport requires a minimum of *** advance notice prior to normal *** upgrade. However, PeopleSupport will assist Client with emergency changes on a case by case basis on shorter notice. PeopleSupport will manage the distribution of the updated files to eReps workstation from Client files supplied on Client's network. Any *** upgrade activities beyond a standard monthly upgrade consisting of copying upgraded *** files may carry a professional services fee as defined in Appendix A of this SOW No. 3.



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.

                                    SOW NO. 3
                                     PAGE 23
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5.7   REPORTING AND DATA FEED

      PeopleSupport will provide Client with *** to access a secure web site containing the Intellicenter Analytics portal. Client may access all of its reports for its account through the Intellicenter. All reports are based on US Central Time (CT) standard. If Client wishes to have reports generated on information not included in the PeopleSupport standard reporting package, PeopleSupport can provide custom reporting. The requirements, cost, and time frame required for development will be determined by the Implementation Project Manager and will be submitted to Client in writing for approval prior to commencement of development.

      Information available on the Client Portal will be maintained on the Portal for the following periods of time: thirty (30) days of Daily Reports; 6 months of Weekly Reports; and 1 year of Monthly Reports. It is Client's responsibility to keep and store such reports for future reference. For a period of One (1) year, PeopleSupport will keep raw data only.

      PeopleSupport's standard email reports include the "Email Performance Report". This report is generated on a *** basis with *** intervals. This report includes the number of *** required to *** from *** for the ***, and the number of ***. On the *** report this information is divided into ***. An example of the *** version of this report is included in Appendix C.

      In addition to providing standard reports, PeopleSupport will provide the *** defined in Appendix C. PeopleSupport will post these reports to PeopleSupport's Intellicenter Analytics Portal and on a *** basis the *** version of these reports will be posted to PeopleSupport's FTP site.

      Client will promptly and regularly provide PeopleSupport with reports required to perform QA, validate forecasts, and monitor eRep utilization. If Client data servers are fully operational at a minimum, Client will provide PeopleSupport the following reports:

      - On a daily basis, Client will provide PeopleSupport a list of the number of faxes received, processed, the average time required to process fax from time received until the fax is completely processed, and the number of faxes pending by queue divided in to half hour segments.

      -     On a daily basis, Client will also *** per queue.

      - On the first business day of each month, Client will provide PeopleSupport the number faxes processed by Queue, the number processed in less than two hours, and the number processed in less than six hours.

      Alternatively, Client may provide PeopleSupport ***. Such a *** would be delivered to PeopleSupport on a *** basis *** and contain details ***.

      Client acknowledges and agrees that service level agreements relating to fax customer contact will be waived if Client fails to provide PeopleSupport with ***.




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 24
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
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5.8     ESCALATION OF TECHNOLOGY ISSUES

PeopleSupport and Client agree to follow the Technical Escalation Procedures documented hereto as Appendix B for any technical issues that may arise affecting Client's customer service operations.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 25
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


6     SECURITY

6.1   CLIENT SECURITY REQUIREMENTS

A. SECURITY
PeopleSupport will use *** to comply with the following: (a) use current security to protect the PeopleSupport telecommunications system and any computer system or network device that PeopleSupport uses to provide Services hereunder against the *** (i) protecting against ***, (ii) securing the computer systems and network devices, and (iii) protecting against ***; (b) with respect to any of the Services or any other information or material, if any, provided by PeopleSupport to Client via electronic mail, a website and/or otherwise via the Internet (and/or to the extent PeopleSupport shall have access to Client's and/or its Affiliates' electronic mail, website and/or other Internet systems), provide security to *** that PeopleSupport accesses or uses to provide the foregoing against the *** (i) protecting against ***, (ii) securing such server, and (iii) protecting against *** of *** software; and (c) maintain *** and provide general maintenance and monitoring of *** and implementation of *** set changes and active *** monitoring of *** in order to identify attempted security violations. In the event of an attempted security violation, PeopleSupport shall notify Client as soon as reasonably possible.

B. INTRUSION DETECTION
PeopleSupport will use *** to use and follow the following intrusion detection services and procedures: (a) provide intrusion detection services to detect unauthorized access to or unauthorized activity on the PeopleSupport telecommunications system as well as networks, computer systems and network devices associated with the use of and access to the Client's call management systems and databases. PeopleSupport will attempt to ensure that all intrusion detection measures and systems are maintained and functional on a *** basis. Intrusion detection services shall include, *** appropriate computer system access logs and (b) notify Client as soon as reasonably possible of any detected, potential or suspected intrusions in violation of this subsection B.

C. VIRUS PROTECTION
PeopleSupport will use *** to use and follow the following computer virus detection/scanning services and procedures: (a) employ, implement and maintain the then current *** program (including, without limitation, a feature to prevent the spread of computer viruses between parties which access or exchange data or files through network connectivity) prior to sending any data, files or other material to Client and/or accessing or submitting the same to Client's call management systems (singularly or collectively "Data Sending") and, upon detecting *** and (b) install and use such computer virus detection/scanning on all Data Sending mechanisms as well as at any other points reasonably requested by Client.




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 26
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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


D. ACCESS CONTROL
PeopleSupport will use *** to use and follow the following access control services and procedures: (a) implement measures to restrict *** systems to only authorized personnel; (b) attempt to ensure that all eReps and other PeopleSupport personnel who access or submit material to Client's *** are *** to and *** by the PeopleSupport hosted systems and Client's *** (PeopleSupport shall not use any ***); (c) enforce the principle of "***," namely, that authorized personnel only have the level of access to Client's call management systems required to perform their job functions in providing services to Client;
(d) in addition to any application, database or operating system level access controls, *** encryption technology, e.g., *** (all encryption mechanisms employed by PeopleSupport must be approved in advance, in writing, by Client);
(e) restrict access to all Client's customers' or providers' data, personally identifiable information, and other data identified by Client as "sensitive" or "confidential" stored on backup media, in hardcopy form or in any other format to only those employees who require such access to accomplish their job functions in performing the Services and store such data in a physically secure location; and (f) remove all Client data and data identified as "***" from any media, whether magnetic, optical or any other form, before disposing of such media. (By way of example only, and without limitation, an acceptable form of data removal for magnetic media would be degaussing.)

E. DATA INTEGRITY
PeopleSupport will use *** to provide the following data communication security services: (a) ***.

F. NOTICE AND LOGS
PeopleSupport shall report actual or potential security violations or incidents that impact Client to Client within *** of PeopleSupport's knowledge.

G. CLIENT SECURITY REQUIREMENTS
The service requirements, functions, security features and other requirements set forth in Subsections A. through F. above, inclusive, shall be referred to singularly or collectively as the "Client Security Requirements."

6.2 PEOPLESUPPORT SECURITY PRACTICES

A. PeopleSupport shall disclose to Client PeopleSupport's physical, personnel, communications, data and operational and security policies, procedures and methodologies and all hardware, software, telecommunications and other technology used to implement such policies, procedures and methodologies, including, without limitation, those related to network firewalls, access control, system administration and maintenance, intrusion detection, virus detection and




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


eradication, data encryption, data backup, system restoration, redundant systems, backup power and disaster recovery used by PeopleSupport to meet the Client Security Requirements (singularly or collectively, "PeopleSupport Security Practices").

B. To the extent required, PeopleSupport shall have *** days to phase in its PeopleSupport Security Practices to meet the Client Security Requirements. During (but not necessarily for the full extent of) any such period, Client may conduct a review and audit of PeopleSupport's Security Practices. At the conclusion of such audit ("Security Audit Completion"), Client may advise PeopleSupport of suggested modifications or additions to its PeopleSupport Security Practices in order to comply with the Client Security Requirements. PeopleSupport agrees that beginning upon the Security Audit Completion it will use commercially reasonable efforts to comply with the Client Security Requirements. In addition, PeopleSupport agrees to work with Client to implement acceptable recommendations that Client makes with respect to the PeopleSupport Security Practices.

C. Client may conduct audits, upon a minimum of *** prior written notice and during normal business hours so as not to materially effect PeopleSupport's operation of its business, to determine PeopleSupport's state of compliance with respect to obligations set forth in this Section.

6.3   NETWORK SECURITY

- Entrance to the PeopleSupport network is protected by firewalls. Access to the production systems is granted on an as-needed basis, and is monitored for any possible abuse or unauthorized users.

-     Client equipment shall reside on a separate VLAN.

- Upon a minimum of *** prior written notice and during normal business hours so as not to materially effect PeopleSupport's operation of its business, PeopleSupport will permit Client to conduct an independent and non-intrusive audit of its security policies, procedures and systems including non-invasive penetration testing.

- PeopleSupport provides a Tier Three Physical Access Control facility, with agents residing in a Tier Two Facility Physical Access Control Facility.

- PeopleSupport provides workstations, offices for management/Team Leaders for this program and training/conference areas as well as telephones, headsets and installation.

- PeopleSupport will provide advance notice, in writing, of any desire to relocate Client's contact service operations to a new or different facility(s). Any services rendered in any of the outsourcer facility other than the initially agreed upon Primary Facility, must meet the standards of performance and competency specified herein, with no degradation, starting at the time the operations to other facilities, including but not limited to installation of the necessary telecommunications facilities.

6.3 EREP BACKGROUND CHECK

PeopleSupport performs background checks on all PeopleSupport eReps. The background checks include ***, request for submission of *** and reviews of previous ***. Upon hiring, each PeopleSupport eRep signs proprietary information, non-disclosure and inventions agreements.



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.




--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 28
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute and meet the deliverables outlined in this SOW No. 3.


NETWORK SOLUTIONS, INC.

/s/ John Donaghue
------------------------
Signature

John Donaghue
------------------------
Print Name

Executive Vice President
------------------------
Title

6/2/03
------------------------
Date

/s/ Illegible
------------------------
Signature

Contract Administrator
------------------------
Title

6-2-2003
------------------------
Date



PeopleSupport, Inc.


/s/ Lance Rosenzweig
------------------------
Signature

CEO
------------------------
Print Name

Lance Rosenzweig
------------------------
Title

May 23, 2003
------------------------
Date


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


APPENDIX A - PRICING

The following pricing schedule is based on PeopleSupport handling email and voice technical support for Client.

SERVICE                                                           PRICE
***
***
***





ALL PROGRAMS AND CUSTOMER CONTACT METHODS
-     Per ***
      Pricing includes ***



-    Processing time for ***

                                                                  $***


      ALL PRICES INCLUDE***:
***
***
***
***
***
***
TRAINING
Course Development                                                $***
***
***                                                               $***
***
***
VOICE TELECOM FEES




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 30
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


SERVICE                                                           PRICE
-------                                                           -----
***                                                               $***





***
DATA CONNECTIVITY FEES
Client will be responsible for all ***                            $***
TECHNOLOGY HOSTING FEES
   PRICE INCLUDES:                                                $***
-     ***
-     ***
-     ***
-     ***
-     ***
PROFESSIONAL SERVICES, as requested by client
Technical services rendered to alter, change, update or           $***
modify the Client Web Site, and PeopleSupport provided
software, the interface, Internet connectivity, to develop
or modify reports, *** upgrade deployment or for other
technical services.

ITEM               DESCRIPTION
----               -----------
TRAVEL EXPENSES    Client will promptly ***

MINIMUM MONTHLY    ***
COMMITMENTS
                                     or

                   $***

                   The above minimums shall apply to all programs and may apply to any services defined in this SOW as well as other services mutually agreed




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


                   to. The minimum fees set forth here are exclusive of ***
                   The term of this SOW No. 3 shall be from 5/1/03 till 3/31/04 unless sooner terminated as provided below. During the term of this SOW No. 3, a party may terminate this SOW No. 3 if there is a material default by the other party which remains uncured for more than thirty (30) days following receipt of written notice of such default; provided however that if the alleged default cannot be reasonably cured within thirty (30) days, then the thirty day period shall be extended to that amount of time reasonably necessary to cure such default in which case the defaulting party shall not be deemed to be in material breach provided further that the defaulting party shall have commenced reasonable actions to cure such default during the initial notice period and continue to take such actions after the expiration of the initial notice period.
                   Commencing on 10/1/03, either party may terminate this SOW
                   No. 3 for any reason upon 90 days prior written notice.

Contract Terms

                   Client agrees that PeopleSupport shall be its exclusive outsourcer for the services contemplated in this agreement and for other customer care services provided performance expectations are met or exceeded for all outlined metrics.
                   During the course of the Agreement, Client shall enter into no agreements with other outsourcers for heretofore-described activities.

                   Client agrees to accept electronic invoices and will work in good faith to pursue an electronic payment service for payment of such invoices.




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


APPENDIX B -- TECHNICAL ESCALATION PROCEDURES

PRIMARY TECHNICAL CONTACTS
PeopleSupport and Client have provided the following designated contacts that are authorized to respond to technical emergencies and escalations:

CLIENT TECHNICAL ESCALATION INFORMATION

                                                                                     CELL        HOURS
NAME              ORGANIZATION    EMAIL ADDRESS           PHONE NO.     PAGER NO.    PHONE NO.   ON CALL
----              ------------    -------------           ---------     ---------    ---------   -------
NOC               NSI             ***                           ***                              ***
Dot Command       NSI             ***                           ***                              ***

NOTE: Name of mailbox subject to change
PEOPLESUPPORT TECHNICAL ESCALATION INFORMATION

                                                                                     CELL        HOURS
NAME              ORGANIZATION    EMAIL ADDRESS           PHONE NO.     PAGER NO.    PHONE NO.   ON CALL
----              ------------    -------------           ---------     ---------    ---------   -------
Helpdesk          Help Desk       ***                           ***     N/A          N/A         ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 33
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


PURPOSE AND SCOPE
PeopleSupport has established a set of standard Client Escalation Procedures available to all clients. These escalation procedures are outlined below. PeopleSupport has made an effort to address all operational aspects of providing continued service to clients. However, we recognize that clients might require additional procedures unique to their operational needs. To address these unique requirements outside of the standard escalation procedures, PeopleSupport can work with each client to create customized business resumption and escalation procedures as needed.

This document serves as the standard PeopleSupport Client Escalation Procedure. This procedure documents both Client and PeopleSupport responsibilities with regards to notification, ongoing communication and correction of problems arising from an outage in services caused by systems and internal operational elements under the control of PeopleSupport or caused by external elements outside of the direct control of PeopleSupport. Specifics as to the PeopleSupport service (the "Service") to be provided to the Client are set forth in Client's Statement of Work (SOW), which is incorporated, signed into and made a part of the Agreement.

For reference, policies and procedures for system backup and recovery are stated in the PeopleSupport Backup and Offsite Storage Policies document. The document can be obtained by contacting your PeopleSupport Account Executive.

EVENT NOTIFICATION
PeopleSupport shall provide initial notice to a designated Client representative by telephone, e-mail, pager or comparable notification service within 1 hour of PeopleSupport becoming aware of an event that has caused or may cause an unscheduled outage or security breach problem. Client must provide a valid pager number, fax number, voice mail or email address to PeopleSupport Helpdesk for this purpose. PeopleSupport will contact the NOC at designated contact phone number or email addresses to report such activity.

Client is solely responsible for providing accurate contact information for Client's designated point of contact. In the event Client first becomes aware of such outage or security breach event, Client shall promptly provide initial notice to PeopleSupport via the assigned PeopleSupport Helpdesk Number provided to Client. In the event of critical outages, status reports about the event will continue on the hour until either the event has been resolved or both PeopleSupport and Client have determined a course of action that does not require continued notification.

CLIENT TECHNICAL SUPPORT
PeopleSupport will provide 7x24 customer service in support of Client's customer service solution via email, voice and voice mail for the purpose of these Client Escalation Procedures. The customer service center can be used to log problem reports or request assistance with system usage. Details of PeopleSupport and Client responsibility for the applications and services are outlined in the SOW.

MONITORING SERVICES
Monitoring Services refer to the ability of PeopleSupport to observe the performance and availability of system, application and network components of the customer service solution in real-time and identifying problems with such components that indicate an outage of services. PeopleSupport will perform 7x24 system-level monitoring, including polling of the hardware,


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


operating system and applications in order to detect abnormal system conditions. Key system metrics monitored by PeopleSupport include:

-     Hardware malfunctions
-     Server uptime
-     File System and Space utilization
-     CPU utilization
-     Memory utilization
-     Application Service availability
-     Wide-Area network uptime
-     Intrusion Detection and logging

For equipment directly under the control of PeopleSupport, PeopleSupport utilizes hardware sparing and redundant equipment whenever possible to address malfunctioning equipment outages.

PROBLEM CATEGORIES AND PRIORITIES
PeopleSupport has established a standard problem management procedure to identify, categorize and track problems with the operational and hosted solutions under its direct control. Problems are categorized and prioritized by order of importance to our Clients. PeopleSupport assigns a case number to the problem when a client initiates a problem report by notifying the PeopleSupport Helpdesk.

The PeopleSupport Helpdesk can be reached at numbers listed at the beginning of this document.

There are four categories of problems ranging from Emergency (Priority 1) to Assistance (Priority 4.)

      PRIORITY 1 - EMERGENCY: A major catastrophic system or network outage with no known or accepted immediate workaround. All available resources are applied to resolve the problem continuously. Examples of typical emergencies are:

      - Total outage of an application system, service or Voice infrastructure

      - Partial outage of an application system (e.g. more than 50% of Client's users are affected) with considerable restrictions of use

      -     Loss of data, information integrity or interfaces

      - Considerable loss of redundancy due to outage of communication links, network, or server stand-by units.

      - All security incidents with major impact to Client's operation at PeopleSupport.

      PRIORITY 2 - CRITICAL: A problem resulting from the system not meeting technical specifications and/or performance. Portions or aspects of the system are inoperable but the core portion of the system is available. All resources are applied to resolve the problem continuously. Examples of typical critical problems are:

      -     Unavailability of Reports

      - Unavailability of voice lines, routing problems or system resource issues

      - Inability of some users to login to the system due to security or access control issues

      -     Malfunction of a major feature of the system

      - Security breaches and virus attacks with significant impact to Client's operation at PeopleSupport.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 35
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


      PRIORITY 3 - NON-CRITICAL: Problems, which require technical advice or a solution for minor and non-emergency problems. A work around is available and there are no major operational or security impacts. Resources are applied to resolve the problem within mutually agreed upon timeframes based on the nature of the problem.

      PRIORITY 4 - ASSISTANCE: Minor, non-disruptive operational error or function, general questions, or enhancement requests for new functionality or a change in existing functionality with little immediate operational impact. Resources are applied to resolve the problem within mutually agreed upon timeframes based on the nature of the problem.

PROBLEM RESOLUTION RESPONSE TIMES
The following table indicates PeopleSupport's problem resolution goals. These resolution goals apply to all problems related to systems and services under the direct control of PeopleSupport. Problem resolution or workaround time commences after the problem has been identified and reproduced by PeopleSupport. A Call Back procedures is followed by PeopleSupport to notify clients affected by priority 1-3 problems. Clients must provide PeopleSupport Helpdesk with up to date contact information and a preferred method of communication for all notifications. Client's primary contact shall have the authority to make decisions on behalf of Client to facilitate a rapid resolution of all problems.

                    CALL BACK TIME AFTER CASE IS       PROBLEM RESOLUTION OR WORKAROUND
                    OPENED BY PEOPLESUPPORT            TIME AFTER PROBLEM IDENTIFICATION BY
CASE PRIORITY       HELPDESK                           PEOPLESUPPORT
-------------       --------                           -------------
Priority 1          1 hour                             4 hours
Priority 2          2 hour                             12 hours
Priority 3          1 day                              1 week
Priority 4          TBD                                TBD (typically 2-4 weeks)

IN PRIORITY 1 AND PRIORITY 2 CASES THAT ARE AS A RESULT OF PEOPLESUPPORT SYSTEM PROBLEMS, PEOPLESUPPORT SHALL WORK AROUND THE CLOCK UNTIL A RESOLUTION OR WORKAROUND IS REACHED.

All priority 1 problems are escalated internally as follows:

PRIORITY 1          CUSTOMER CARE OPERATIONS
IMPACT              NEXT LEVEL MANAGER                 INFORMATION TECHNOLOGY
DURATION            CONTACTED                          NEXT LEVEL MANAGER CONTACTED
--------            ---------                          ----------------------------
0-1 hour            Account Supervisor                 On Call IT Support Engineer
> 1 hour            Client Account Manager             Manager of Help Desk
> 2 hours           Center Director                    Director of Network Operations
> 4 hours           Managing Director of Operations    Chief Information Officer


In priority 3 cases, PeopleSupport shall use commercially reasonable efforts to notify the Client and resolve problems as quickly as is reasonably practical. Resolution to problems with priority 4 depends on the scope and nature of the request (typically a programming or enhancement request) and cannot be accurately forecasted. If a problem cannot be resolved permanently, a temporary resolution will be implemented to the extent possible based on mutual agreement with Client.


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 36
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NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
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ESCALATION AND PROBLEM RESOLUTION PROCEDURES

-     IF THE SOURCE OF THE PROBLEM IS EXTERNAL TO PEOPLESUPPORT

When there is a site and/or system problem that is external to PeopleSupport (such as unavailability of the Client Web Site or back-end application system or tools):

A) Client shall notify the PeopleSupport Helpdesk within one hour of noticing the outage.

B) PeopleSupport will "troubleshoot" the problem as appropriate to determine the impact of the problem to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities outside the control of PeopleSupport, Client shall assign a designated resource to PeopleSupport to address the problem within a mutually agreed upon timeframe.

C) PeopleSupport shall contact Client's designated support staff to inquire about the problem periodically until the problem is resolved. Client's designated support entity must be listed at the beginning of this document.

D) Client's designated support staff shall respond to PeopleSupport inquiries with timely updates in 60-minute intervals until the problem is resolved.

In the event of a technical problem with Client's call tracking system, email management system, or any Client system directly used by PeopleSupport eReps, problems may have a direct impact on PeopleSupport's ability to meet the agreed upon service levels. In such cases, PeopleSupport reserves the right to waive the agreed upon Service Level measures or customer care as long as the problem remains unresolved by the Client.

-     IF THE SOURCE OF THE PROBLEM IS INTERNAL TO PEOPLESUPPORT

When there is a system or operational problem that is internal to PeopleSupport (such as unavailability of the voice systems, applications or network access):

A) Client shall contact the PeopleSupport Helpdesk to report an exact detail of the problem as soon as Client notices the problem. Or, wherein the only available resource is PeopleSupport (i.e. weekends, or after hours), PeopleSupport personnel shall notify Client via the NOC escalation process of said disruptive service. A PeopleSupport Helpdesk Analyst will receive the call and open a ticket for the problem under an assigned priority. In the event that an Analyst is not reachable, a voice mail or Page may be left for the on-call support analyst at PeopleSupport. The Helpdesk shall return all voice mails and pages within 30 minutes.

B) PeopleSupport Analysts will "troubleshoot" the problem as appropriate to determine if the problem is related to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities under the control of PeopleSupport, a designated resource from PeopleSupport will be assigned to address the problem.

C) PeopleSupport Analyst shall notify Client's designated point of contact within one hour of noticing an outage.

D) PeopleSupport Analyst shall provide Client with updates in 60-minute intervals until the problem is resolved.

E) In the event of a major catastrophic impact to Client's operation at PeopleSupport caused by systems under PeopleSupport's direct control, PeopleSupport shall exercise the Client's agreed to Disaster Recovery plan to resolve the problem.

F) For Priority 1, if the outage exceeds 24 hours and is in PeopleSupport's control, PeopleSupport will provide Client with a credit equal to 5% of the monthly invoice amount for the customer contact methods affected.


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This document contains unpublished, confidential and proprietary information of
PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


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a VeriSign(R) company
NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
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SCHEDULE MAINTENANCE POLICY
To maintain and enhance PeopleSupport's hosted applications, network infrastructure and communication systems, we have established a scheduled weekly maintenance window. The time periods below represent a designated window of time that scheduled and routine maintenance activity may be planned without prior notice. PeopleSupport will attempt to minimize the impact of the scheduled maintenances as much as possible without impacting system's future uptime and availability. Though the systems might not become unavailable every week during the scheduled times listed below, clients should assume and plan for momentary outages during these timeframes accordingly.

DAY OF THE WEEK         START TIME           END TIME
Tuesday                 10:00 PM (CST)       12:00 AM (CST)
Thursday                10:00 PM (CST)       12:00 AM (CST)
Sunday                  12:00 AM (CST)       4:00
         AM (CST)


In addition to regularly scheduled maintenance, PeopleSupport may at times perform emergency maintenance. Whenever possible, PeopleSupport shall make commercially reasonable efforts to provide Client with forty-eight (48) hours prior notification of all scheduled maintenance procedures arising from emergencies.

MODIFICATION OF ESCALATION PROCEDURES
Client acknowledges that from time to time, PeopleSupport may be required to modify terms and conditions of this Client Escalation Procedure as required by third-party vendors. PeopleSupport shall notify Client of any such Required Modification. Client shall have five(5) business days to review such modification and notify PeopleSupport of its acceptance or rejection of same. Failure to affirmatively reject shall be deemed an acceptance under this section.


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This document contains unpublished, confidential and proprietary information of
PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


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a VeriSign(R) company
NETWORKSOLUTIONS(R)                                                PEOPLESUPPORT
--------------------------------------------------------------------------------


                            NON-DISCLOSURE AGREEMENT
                             PROPRIETARY INFORMATION


--------------------------------------------------------------------------------
This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of PeopleSupport, Inc.


                                    SOW NO. 3
                                     PAGE 39


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                                   EXHIBIT B


                                    NSI NDA






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                            NON-DISCLOSURE AGREEMENT
                             Proprietary Information

This is an Agreement, effective October 2, 2000, 2000 between Network Solutions, Inc. (hereinafter referred to as "NSI") and PeopleSupport, Inc,, a Delaware corporation (hereinafter referred to as "PSI"). It is recognized that it may be necessary or desirable to exchange information between NSI and PSI for the purpose of discussing a possible Interactive Support Services Agreement. With respect to the information exchanged between the parties subsequent to this date, the parties agree as follows:

(1) "Proprietary information" shall include, but not be limited to, performance, sales, financial, contractual and special marketing information, ideas, technical data and concepts originated by the disclosing party, not previously published or otherwise disclosed to the general public, not previously available without restriction to the receiving party or others, nor normally furnished to others without compensation, and which the disclosing party desires to protect against unrestricted disclosure or competitive use, and which is furnished pursuant to this Agreement and reasonably believed by the " receiving party to be Proprietary Information of the disclosing party.

(2) Each party covenants and agrees that it will keep in confidence, and prevent the disclosure to any person or persons outside its organization or to any unauthorized person or persons, any and all information which is received from the other under this Non-Disclosure Agreement; provided however, that a receiving party shall not be liable for disclosure of any such information if the same:

      A.    Was in the public domain at the time it was disclosed,

      B.    Becomes part of the public domain without breach of this Agreement,

      C.    Is disclosed with the written approval of the other party,

      D.    Is disclosed after two years from receipt of the information,

      E.    Was independently developed by the receiving party,

      F. Is or was disclosed by the disclosing party to a third party without restriction, or

      G.    Is disclosed pursuant to the provisions of a court order.

      As between the parties hereto, the provisions of this Paragraph 2 shall supersede the provisions of any inconsistent legend that may be affixed to said data by the disclosing party, and the inconsistent provisions of any such legend shall be without any force or effect.

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      Any protected information provided by one party to the other shall be used only in furtherance of the purposes described in this Agreement, and shall be, upon request at any time, returned to the disclosing party. If either party loses or makes unauthorized disclosure of the other party's protected information, it shall notify such other party immediately and take all steps reasonable and necessary to retrieve the lost or improperly disclosed information.

(3) The standard of care for protecting Proprietary Information imposed on the party receiving such information, will be that degree of care the receiving party uses to prevent disclosure, publication or dissemination of its own proprietary information, but in no event less than reasonable care.

(4) Neither party shall be liable for the inadvertent or accidental disclosure of Proprietary Information if such disclosure occurs despite the exercise of the same degree of care as such party normally takes to preserve its own such data or information.

(5) In providing any information hereunder, each disclosing party makes no representations, either express, or implied, as to the information's adequacy, sufficiency, or freedom from defect of any kind, including freedom from any patent infringement that may result from the use of such information, nor shall either party incur any liability or-obligation whatsoever by reason of such information, except as provided under Paragraph 2, hereof.

(6) This Non-disclosure Agreement contains the entire agreement relative to the protection, of information to be exchanged hereunder, and supersedes all prior or contemporaneous oral or written understandings or agreements regarding this issue. This Non-Disclosure Agreement shall not be modified or amended, except in a written instrument executed by the parties.

(7) Nothing contained in this Non-Disclosure Agreement shall, by express grant, implication, estoppel or otherwise, create in either party any right, title, interest, or license in or to the inventions, patents, technical data, computer software, or software documentation of the other party.

(8) Nothing contained in this Non-Disclosure Agreement shall grant to either party the right to make commitments of any kind for or on behalf of any other party without the prior written consent of that other party.

(9) The effective date of this Non-Disclosure Agreement shall be the date upon which the last signatory below executes this Agreement.

(10) This Non-Disclosure Agreement shall be governed and construed in accordance with the laws of the State of California.

(11) This Non-Disclosure Agreement may not be assigned or otherwise transferred by either party in whole or in part without the express prior written consent of the other party, which consent shall not unreasonably be withheld. This consent requirement shall not apply in the event either party shall change its corporate name or merge with another corporation. This Non-

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      Disclosure Agreement shall benefit and be binding upon the successors and assigns of the parties hereto.

(12) Both parties agree to take all reasonable precautions to prevent any trading in Company securities by their respective officers, directors, employees and agents having knowledge of the proposed transaction between the parties until the proposed transaction has been sufficiently publicly disclosed. The parties understand and agree that until a press release is issued regarding a proposed transaction between the parties, neither party will disclose the fact that negotiations are taking place, except to professional advisors and to employees of the parties on a need-to-know basis.

(13) It is further understood and agreed that money damages would not be a sufficient remedy for any breach of this agreement by either party or any of its representatives and that the non-breaching party shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this agreement but shall be in addition to all other remedies available at law or equity. In the event of litigation relating to this agreement, if a court of competent jurisdiction determines that either party or any of its representatives have breached this agreement, then the breaching party, shall be liable and pay to the non-breaching party the reasonable legal fees incurred in connection with such litigation, including an appeal therefrom.

      Network Solutions Inc.                          PeopleSupport, Inc.

      By: /s/ Vivek Kumar                           By: /s/ Lance Rosenzweig
         ----------------------                        ------------------------
      Name:  Vivek Kumar                            Name: Lance Rosenzweig

      Title: Purchasing Mgr.                        Title: CEO

      Date:  10/6/00                                Date:  12/4/00

                                       3